Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,340,632,356.64
Previously Paid Amount	0.00
Total Fee Amount	2,809,041.33
Total Offset Amount	2,809,041.33
Net Fee	$ 0.00
Final Prospectus	false